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                                                                   EXHIBIT 10.27

                                      NOTE

$15,000,000                     Fort Worth, Texas             September 16, 1998

              For value received, TANDY BRANDS ACCESSORIES, INC., a Delaware Corporation (the "Borrower"), promises to pay to the order of NATIONSBANK, N.A. (the "Bank") the unpaid principal amount of each advance made by the Bank to the Borrower pursuant to the Letter Agreement referred to below ON DEMAND or, if not theretofore demanded, on the maturity date therefor determined in accordance with the Letter Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such advance ON DEMAND or, if not theretofore demanded, on such maturity date and at the rate determined in accordance with the Letter Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Bank, 500 West Seventh Street, Fort Worth, Texas 76102-4700.

              All advances made by the Bank, the respective interest rates applicable thereto and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made apart hereof, provided that the inaccuracy of, or the failure of the Bank to make, any such recordation shall not affect the obligations of the Borrower hereunder.

              This note is the Note referred to in the Letter Agreement dated as of September 16, 1998 between the Borrower and the Bank (as the same may be amended from time to time, the "Letter Agreement"). Reference is made to the Letter Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                        TANDY BRANDS ACCESSORIES, INC.

                                   By:  /s/ STANLEY T. NINEMIRE
                                      ------------------------------------------

                                   Title:  CFO
                                         ---------------------------------------

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                            [NATIONSBANK LETTERHEAD]

September 16, 1998

Tandy Brands Accessories, Inc.
Arlington, Texas

Re: Uncommitted Line of Credit

Gentlemen:

NationsBank, N.A. ("NationsBank") is pleased to provide an uncommitted $15,000,000 Money Market Line to Tandy Brands Accessories, Inc. ("TBA") upon the following terms and conditions:

Money Market Line:               An uncommitted $15,000,000 Money Market
                                 Line (the "Line") which shall be on an "as available" basis. NationsBank shall have no obligation to make any advance under the Line. TBA may also request under the Line that NationsBank (a) issue standby letters of credit and documentary letters of credit
                                 ("Letters of Credit") and (b) create banker's acceptances ("Acceptances"). The aggregate amount of (y) all undrawn amounts, and all amounts drawn and not reimbursed under any Letters of Credit, and (z) all outstanding
                                 Acceptances, shall be reserved under the Line and shall not be available for advances thereunder.

Minimum Advance:                 $100,000, or any integral multiple of $25,000
                                 in excess of such amount.

Terms of Advances:               TBA may request an advance under the Line
                                 not later than 11:30 a.m. (i) on the business day such advance is requested to be made if the maturity date of such advance is for no more than 29 days, or (ii) at least 2 business days prior to the business day such advance is requested to be made if the maturity date of such advance is for more than 29 days. The amount, interest rate (which shall be


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Tandy Brands Accessories, Inc.
September 16, 1998
Page 2


                                 computed on the basis of actual days elapsed over a 360 day year) and maturity date of each advance (which may not be more than 90 days after the date of such advance) will be agreed upon by NationsBank and TBA on or before such advance is made (failing which such advance will not be made) and such agreement shall be promptly confirmed in writing from NationsBank to TBA, which confirmation shall be conclusive in the absence of manifest error.

Availability Period:             Advances may be requested from the date of
                                 acceptance of this letter by TBA to the date either NationsBank or TBA, in its sole discretion, terminates the Line in writing. In the event NationsBank elects to terminate the Line, NationsBank may, in its sole discretion, demand that any outstanding advances be repaid, with accrued interest, on the effective date of termination.

Promissory Note:                 Advances will be evidenced by a master
                                 revolving promissory note (the "Note") in the form of Exhibit A attached hereto. The terms of each advance will be recorded by NationsBank on the grid attached to the Note, but the inaccuracy, or the failure of NationsBank to make any such recordation shall not affect the obligations of TBA under the Note.

Payments Prior to Maturity:      If TBA elects or is required (other than upon
                                 demand by NationsBank made at a time that no default otherwise exists) to repay all or any part of any advance prior to its agreed upon maturity, TBA shall, at the request of NationsBank, pay to NationsBank such amount as NationsBank determines is necessary to compensate NationsBank for any breakage costs.

Default: Advances under the Line are payable on demand, but if no demand is made, on the maturity date of the particular advance. A default shall be deemed to exist under the Note and NationsBank shall be entitled to



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Tandy Brands Accessories, Inc.
September 16, 1998
Page 3


                                 accelerate the indebtedness evidenced by the Note and exercise its other available remedies in the event TBA fails to repay any advance, or accrued interest thereon, on demand or when due or upon the occurrence of a default or event of default, at maturity or permitting acceleration, under any agreement for money borrowed or for the deferred purchase price of property under which TBA is liable in an amount of $1,000,000 or more. In addition, the Line will be automatically terminated and the indebtedness evidenced by the Note will be automatically accelerated upon the insolvency of TBA or the commencement by or against (if not dismissed within 60 days) TBA of any bankruptcy, insolvency, moratorium or other debtor relief proceeding.

Additional Requirements:         TBA shall provide NationsBank the following
                                 information.

                                 1. Copy of the audited consolidated FYE
                                 financial statement of Borrower as soon as available or within one hundred twenty (120) days after the close of each fiscal year.

                                 2. Copy of the consolidated quarterly
                                 financial statements of Borrower as soon as available or within forty-five (45) days after the close of each fiscal quarter.

                                 3. With each financial statement, a copy of TBA's compliance certificate required under its financial agreements with Texas Commerce Bank (Chase) and
                                 NationsBank.

Notification:                    TBA shall notify NationsBank in writing
                                 within five (5) business days regarding any modifications, amendments, waivers, etc. to its existing credit agreement with Texas
                                 Commerce Bank (Chase).

Governing Law:                   Texas


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Tandy Brands Accessories, Inc.
September 16, 1998
Page 4



THIS WRITTEN AGREEMENT, TOGETHER WITH THE NOTE, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

Very truly yours,

NATIONSBANK, N.A.

By:    Vince Liberio
Title: Senior Vice President

Accepted and Agreed To:

By: /s/ STANLEY T. NINEMIRE
    --------------------------------------

Title: CFO
      ------------------------------------


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                                  Exhibit "A"

                                      NOTE

$15,000,000                     Fort Worth, Texas             September 16, 1998

              For value received, TANDY BRANDS ACCESSORIES, INC., a Delaware Corporation (the "Borrower"), promises to pay to the order of NATIONSBANK, N.A. (the "Bank") the unpaid principal amount of each advance made by the Bank to the Borrower pursuant to the Letter Agreement referred to below ON DEMAND or, if not theretofore demanded, on the maturity date therefor determined in accordance with the Letter Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such advance ON DEMAND or, if not theretofore demanded, on such maturity date and at the rate determined in accordance with the Letter Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Bank, 500 West Seventh Street, Fort Worth, Texas 76102-4700.

              All advances made by the Bank, the respective interest rates applicable thereto and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made apart hereof, provided that the inaccuracy of, or the failure of the Bank to make, any such recordation shall not affect the obligations of the Borrower hereunder.

              This note is the Note referred to in the Letter Agreement dated as of September 16, 1998 between the Borrower and the Bank (as the same may be amended from time to time, the "Letter Agreement"). Reference is made to the Letter Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                        TANDY BRANDS ACCESSORIES, INC.

                                   By:  /s/ STANLEY T. NINEMIRE
                                      ------------------------------------------

                                   Title:  CFO
                                         ---------------------------------------